Stradley, Ronon, Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103
(215) 564-8000

February 13, 2025

VIA EDGAR TRANSMISSION

Filing Desk
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC  20549

RE:	Ivy Funds (the “Registrant”)
File No. 811-06569

To whom it may concern:

On behalf of the Registrant, attached herewith for filing pursuant to the provisions of the Securities Act of 1933 (the “1933 Act”) is the electronic version of the Registrant’s Registration Statement on Form N-14 (the “Registration Statement”).

This Registration Statement is being filed to register Class A, Class C, Class R6 and Institutional Class shares of the Macquarie Balanced Fund (the “Acquiring Fund”), a series of the Registrant, that will be issued to shareholders of the Macquarie Global Allocation Fund (the “Acquired Fund”), a series of the Registrant, in connection with the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund, pursuant to an Agreement and Plan of Reorganization, which is included in the Registration Statement.  The Agreement and Plan of Reorganization is being submitted to a vote of the shareholders of the Acquired Fund at a special shareholders meeting currently scheduled to be held on May 6, 2025.

A definitive Proxy Statement/Prospectus will be filed and mailed to Acquired Fund shareholders shortly after the Registration Statement is declared effective.

The Registrant has previously registered an indefinite number of its shares under the 1933 Act pursuant to an election under Rule 24f-2 of the Investment Company Act of 1940, as amended. Therefore, no filing fee is due at this time.

If you have any questions or comments regarding this filing, please call me at (215) 564-8071 or Jonathan M. Kopcsik at (215) 564-8099.

Very truly yours,

/s/ Taylor Brody
Taylor Brody
cc:	Emilia P. Wang
Macquarie Asset Management
Mark R. Greer
Jonathan M. Kopcsik
Bruce G. Leto